UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2011

Team Health Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34583	36-4276525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Brookview Centre Way, Suite 400 Knoxville, Tennessee		37919
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (865) 693-1000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On May 25, 2011, Team Health Holdings, Inc. (the “Company”) held its annual meeting of shareholders. A quorum was present at the meeting as required by the Company’s Amended and Restated By-Laws. The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1 — Election of Directors

The following two individuals were elected to the Company’s board of directors to serve as Class II directors until the annual meeting of shareholders in 2014 and until their successors have been duly elected and qualified.

	For	Withheld	Broker Non-Votes
Greg Roth	53,820,538	4,774,898	3,090,989
James L. Bierman	58,016,845	578,591	3,090,989

The Class I directors whose terms continued after the 2011 annual meeting and expire in 2013 are H. Lynn Massingale, M.D., Neil P. Simpkins and Earl P. Holland. Class III directors whose terms continued after the 2011 annual meeting and expire in 2012 are Michael A. Dal Bello and Glenn A. Davenport.

Proposal 2 — Ratification of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified.

For	Against	Abstain
61,659,663	20,995	5,767

Proposal 3 — Non-binding Vote on Executive Compensation

The shareholders approved, on an advisory, non-binding basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Votes
54,775,360	3,813,343	6,733	3,090,989

Proposal 4 — Non-binding Vote on Frequency of Shareholder Vote on Executive Compensation

The shareholders voted for three years with respect to the frequency with which shareholders are provided a non-binding, advisory vote to approve the compensation paid to our named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
17,647,181	5,285	40,938,933	4,037	3,090,989

In light of voting results on frequency described above, and consistent with the Company’s recommendation, the Company’s board of directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every three years until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers. The Company is required to hold votes on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM HEALTH HOLDINGS, INC.

Date: May 26, 2011	By:	/s/ DAVID P. JONES
	Name:	David P. Jones
	Title:	Executive Vice President and Chief Financial Officer

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